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                                                                  EXHIBIT 10.26

                             ASSIGNMENT OF SUBLEASE

     THIS ASSIGNMENT OF SUBLEASE (this "Assignment") is entered into as of the 17th day of September, 1998, by and between PATHNET, INC., a Delaware corporation ("Assignor") and AVANEX, INC., a California corporation ("Assignee").

                                    RECITALS

     A. Jackson-Shaw Partners No. 33 Ltd., as landlord ("Jackson-Shaw") and KLA Instruments Corporation, n/k/a KLA-Tencor Corporation, as tenant ("Sublessor") are parties to that certain Commercial Lease Agreement executed by Landlord on June 21, 1989, concerning certain premises located at 405 International Parkway, Richardson, Texas (the "Building"), as amended by an Amendment, Modification and Ratification of Lease Between Jackson-Shaw and Sublessor dated July 13, 1989, a Second Amendment Modification and Ratification of Lease dated June 29, 1990 between Garlan Real Estate Corporation, successor in interest to Jackson-Shaw, as landlord ("Garlan") and Sublessor, and a Third Amendment of Commercial Real Estate Lease Agreement dated on or about August 28, 1995 between Garlan and Sublessor (together, the "Master Lease", a copy of which is attached hereto as Exhibit A).

     B. Sublessor, as sublessor, and Assignor, as sublessee, are parties to that certain Sublease Agreement dated October 16, 1997, as amended by an Amendment to Sublease dated January, 1998 (as amended, the "Sublease"), a copy of which is attached hereto as Exhibit B, concerning certain premises designated as Suite 209 at the Building, as more particularly described in the Sublease (the "Premises").

     C. Assignor has entered into a lease of certain other space (the "New Lease") and desires to vacate the Premises and assign the Sublease to Assignee as of the commencement of the New Lease.

     D. The parties hereto desire that the Sublease be assigned to Assignee and that Assignee assume all obligations under the Sublease, each on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises of the parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Assignment. Effective as October 1, 1998 (the "Effective Date"), Assignor hereby assigns to Assignee all of Assignor's right, title and interest in the Sublease, and Assignee hereby assumes from Assignor all of the obligations of the sublessee accruing under the Sublease from and after the Effective Date.

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     2.   Terms of Assignment. All provisions, terms and conditions of the
          Sublease shall apply to Assignee's occupancy of the Premises, including, without limitation, the Sublease Term, Minimum Monthly Rent, Additional Rent and any other charges, payments or rent owed by the sublessee thereunder, but excluding the Security Deposit set forth in Article 6 of the Sublease, and the Prepaid Rent set forth in
          Section 5.4 of the Sublease. Assignee shall pay all Minimum Monthly Rent, Additional Rent, and any other charges, payments or rent owed under the Sublease directly to Sublessor as required by the Sublease.

     3. Security Deposit. Within ten (10) days after the date hereof, Assignee will deposit with Assignor a security deposit in the amount of TWELVE THOUSAND FOUR HUNDRED AND EIGHTY AND 39/100 DOLLARS (12,480.39) (the "Security Deposit"). The Security Deposit, which shall not bear interest to Assignee, shall be considered as security for the payment and performance by Assignee of all of Assignee's obligations, covenants, conditions and agreements under the Sublease. In the event of any breach or default by Assignee of any of the terms of the Sublease, Assignor shall have the right, but shall not be obligated, to apply all or any portion of the Security Deposit to cure such breach or default, in which event Assignee shall be obligated promptly to deposit with Assignor the amount necessary to restore the Security Deposit to the amount held by Assignor immediately prior to such advance by Assignor. Upon the expiration of the Sublease Term, Assignor shall (provided that Assignee is not in default under the terms of the Sublease) return and pay back the Security Deposit to Assignee, less such portion thereof as Assignor shall have retained to make good any breach or default by Assignee with respect to any of Assignee's aforesaid obligations, covenants, conditions or agreements.

     4. Acceptance of Premises. Assignee hereby agrees to accept the Premises in their "as-is, where-is" condition, and acknowledges that Assignor has made no representation or warranty concerning the Premises or the suitability of the Premises for Assignee's intended uses. Assignor will leave the Premises broom clean but is under no obligation to make any other improvements, or perform any other activities, in preparation for Assignee's occupancy of the Premises.

     5. Modification of Sublease: Extension of Term. Notwithstanding anything herein or in the Sublease to the contrary, Assignee shall have no right or authority to modify or amend the Sublease in any manner, and shall have no right or authority to extend the Sublease beyond the Termination Date.

     6. Notices under Lease. Assignor and Assignee each agrees to provide to the other copies of any and all notices received by such party in connection

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          with the Sublease or the Premises within twenty four (24) hours of receipt thereof.

     7. Indemnity by Assignor. Assignor hereby agrees to indemnify and hold Assignee harmless from and against any and all loss, claims, damages or expenses, including, without limitation, reasonable attorneys' fees and costs of suit, arising out of Assignor's occupancy of the Premises or under the Sublease, to the extent accruing prior to the Effective Date. This paragraph shall survive the expiration or sooner termination of the Sublease.

     8. Indemnity by Assignee. Assignee hereby agrees to indemnify and hold Assignor harmless from and against any and all loss, claims, damages or expense, including, without limitation, reasonable attorneys' fees and costs of suit, arising out of Assignee's occupancy of the Premises or under the Sublease, to the extent accruing on or after the Effective Date. This paragraph shall survive the expiration or sooner termination of the Sublease.

     9. Assignor's Remedies. In addition to all other remedies available to Assignor at law, equity or set forth herein, in the event of a breach or default by Assignee of any of the provisions of the Sublease, Assignor shall have all the remedies of Sublessor as set forth in the Sublease.

     10. Brokerage. Each of Assignor and Assignee represents and warrants that it has dealt with no broker, finder, agent or other person in connection with this transaction except that Assignor has dealt with The Enright Company, and Assignee has dealt with The Staubach Company. Each party shall pay its respective broker a fee pursuant to a separate agreement. Each party hereby agrees to indemnify and hold the other party harmless from a breach of the representation in this paragraph. The terms of this paragraph shall survive the expiration or sooner termination of the Sublease.

     11. Consent of Landlord. The effectiveness of this Assignment shall be contingent on the approval of Sublessor and the landlord under the Master Lease.

     12. No Amendment. This Assignment may not be modified except by an agreement in writing executed by both parties hereto.

     13. Entire Agreement. This Assignment contains the entire agreement of the parties as to the matters described herein, and no other representations, warranties, promises or agreements, whether oral or written, have been made or relied upon by either party.


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14.  Successors and Assigns. This Assignment shall be binding upon, and shall inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

15. Governing Law. This Assignment shall be governed by the laws of the State of Texas, other than its choice of law principles.

16. Definitions. All capitalized terms not defined herein shall have the meanings given to such terms in the Sublease.

EXECUTED as of the day and year first written above.

                                        ASSIGNOR:

                                        PATHNET, INC.


                                        By: /s/ MICHAEL A. LUBIN
                                           -------------------------------------
                                           Name:  Michael A. Lubin
                                           Title: Vice President & General
                                                  Counsel

                                        ASSIGNEE:

                                        AVANEX, INC.


                                        By: /s/ SIMON CAO
                                           -------------------------------------
                                           Name:  Simon Cao
                                           Title: President


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